UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): December 29, 2017 (December 29, 2017)

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	001-4802	22-0760120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive

Franklin Lakes, New Jersey 07417-1880

(Address of Principal Executive Offices)(Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.02. Termination of a Material Definitive Agreement.

On December 29, 2017, in connection with closing of the Merger (as described below), Becton, Dickinson and Company (“BD”) repaid in full all outstanding amounts under that certain Five Year Credit Agreement, dated as of January 29, 2016, by and among BD, the banks and issuers of letters of credit party thereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas and JPMorgan Chase Bank, N.A., as syndication agents, and Citibank, N.A., as administrative agent, and terminated all commitments thereunder.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 29, 2017, BD completed the acquisition of C. R. Bard, Inc., a New Jersey corporation (“Bard”). Pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 23, 2017, as amended by that certain Amendment No. 1, dated as of July 28, 2017, among BD, Bard and Lambda Corp, a Delaware corporation and wholly-owned subsidiary of BD (“Merger Corp”), Merger Corp merged with and into Bard, with Bard as the surviving entity (the “Merger”). As a result of the Merger, Bard became a wholly-owned subsidiary of BD.

At the effective time of the Merger, each outstanding share of common stock, par value $0.25 per share, of Bard (other than shares, if any, held by BD, Merger Corp or Bard) was converted into the right to receive (i) $222.93 in cash, without interest, and (ii) 0.5077 of a share of common stock, par value $1.00 per share, of BD.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to BD’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2017, and Amendment No. 1 thereto, a copy of which was filed as Exhibit 2.1 to BD’s Current Report on Form 8-K filed with the SEC on July 28, 2017, each which is incorporated herein by reference.

BD does not expect Section 304 of the Internal Revenue Code of 1986, as amended, to apply to the receipt by any Bard shareholder of cash consideration in connection with the Merger. Accordingly, BD believes no withholding tax shall apply to any payment of cash consideration and does not intend to withhold tax on any such payment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2017, BD completed its previously announced offers (the “Exchange Offers and Consent Solicitations”) to exchange any and all validly tendered and accepted 4.400% Notes due 2021 (the “Bard 4.400% Notes”), 3.000% Notes due 2026 (the “Bard 3.000% Notes”) and 6.700% Notes due 2026 (the “Bard 6.700% Notes” and, collectively with the Bard 4.400% Notes and Bard 3.000% Notes, the “Bard Notes”) issued by Bard, for New BD Notes issued by BD and cash and the related consent solicitations made by BD on behalf of Bard to adopt certain proposed amendments to the respective indentures governing the Bard Notes, as described below. Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Bard Notes set forth below were tendered and subsequently accepted and cancelled in the Exchange Offers and Consent Solicitations:

(i) U.S.$432,463,000 aggregate principal amount of Bard 4.400% Notes;

(ii) U.S.$469,912,000 aggregate principal amount of Bard 3.000% Notes; and

(iii) U.S.$137,032,000 aggregate principal amount of Bard 6.700% Notes.

Following such cancellation, $67,537,000 aggregate principal amount of Bard 4.400% Notes, $30,088,000 aggregate principal amount of Bard 3.000% Notes and $12,788,000 aggregate principal amount of Bard 6.700% Notes remain outstanding. Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the proposed amendments with respect to each series of Bard Notes, Bard entered into a fourth supplemental indenture, dated as of May 18, 2017 (the “Fourth Supplemental Indenture”), between Bard and Wells Fargo Bank, National Association, as trustee with respect to the Bard 4.400% Notes, a fifth supplemental indenture, dated as of December 28, 2017 (the “Fifth Supplemental Indenture”), between Bard and Wells Fargo Bank, National Association, as trustee with respect to the Bard 3.000% Notes, and a first supplemental indenture, dated as of May 18, 2017 (the “First Supplemental Indenture” and, together with the Fourth Supplemental Indenture and Fifth Supplemental Indenture, the “Supplemental Indentures”), between Bard and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank, N.A.), as trustee with respect to the Bard 6.700% Notes. The Supplemental Indentures became effective upon the settlement date of the Exchange Offers and amended the applicable base indentures to (1) eliminate substantially all of the restrictive covenants in the applicable indenture and (2) limit the reporting covenant under such indenture so that Bard is only required to comply with the reporting requirements under the Trust Indenture Act of 1939, as amended.

In connection with the settlement of the Exchange Offers and Consent Solicitations, in exchange for the validly tendered and accepted Bard Notes, BD issued (i) $432,218,000 aggregate principal amount of 4.400% Notes due January 15, 2021 (the “BD 4.400% Notes”), (ii) $469,912,000 aggregate principal amount of 3.000% Notes due May 15, 2026 (the “BD 3.000% Notes”) and (iii) $137,032,000 aggregate principal amount of 6.700% Notes due December 1, 2026 (the “BD 6.700% Notes” and, collectively with the BD 4.400% Notes and the BD 3.000% Notes, the “New BD Notes”) pursuant to the indenture, dated March 1, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “BD Base Indenture”). The New BD Notes were issued in exchange for the Bard Notes pursuant to a private exchange offer exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

BD may redeem the BD 4.400% Notes and BD 3.000% Notes, in whole or in part, at any time prior to October 15, 2020, with respect to the BD 4.400% Notes, and February 15, 2026, with respect to the BD 3.000% Notes, at a redemption price equal to the greater of (i) 100% of the principal amount thereof and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the New BD Notes to be redeemed (excluding the portion of interest that will be accrued and unpaid to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points in the case of the BD 4.400% Notes and 20 basis points in the case of the BD 3.000% Notes; plus, in each case, accrued and unpaid interest on the New BD Notes to be redeemed to the date of redemption.

At any time on or after October 15, 2020, with respect to the BD 4.400% Notes, and February 15, 2026, with respect to the BD 3.000% Notes, BD may redeem those series of New BD Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of redemption.

The BD 6.700% 2026 Notes are not redeemable prior to December 1, 2026 (the stated maturity date for said notes).

In addition, within 10 days following the closing of the Merger, BD is required to commence an offer to purchase all of the BD 3.000% Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the New BD Notes), each holder of outstanding New BD Notes will have the right to require the Company to purchase all or a portion of such holder’s New BD Notes at a purchase price of 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, unless the Company has earlier redeemed or delivered a valid notice of redemption with respect to all of such outstanding New BD Notes as described above.

In connection with the issuance of the New BD Notes, on December 29, 2017, BD entered into a registration rights agreement (the “Registration Rights Agreement”) with Citigroup Global Markets Inc., as dealer manager, in connection with the issuance of the New BD Notes. The Registration Rights Agreement requires BD, among other things, to use its commercially reasonable efforts to (i) file a registration statement (the “Registration Statement”) with the SEC no later than 180 calendar days following the settlement date of the Exchange Offers, to be used in connection with the exchange of New BD Notes for registered notes with identical terms (subject to certain exceptions), (ii) cause such Registration Statement to be declared effective by the SEC, (iii) cause such Registration Statement to remain effective until the closing of the exchange offer, and (iv) consummate the exchange offer no later than 365 calendar days following the settlement date of the Exchange Offers. In addition, under certain circumstances, BD may be required to file a shelf registration statement to cover resales of the New BD Notes.

In the event of a “Registration Default” (as defined in the Registration Rights Agreement), BD will be obligated to pay additional interest to each holder of the New BD Notes with respect to the first 90-day period immediately following the occurrence of a Registration Default at a rate of 0.25% per annum. The amount of additional interest will increase to a maximum of 0.50% per annum thereafter until all Registration Defaults have been cured.

A copy of the Registration Rights Agreement is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

The foregoing summary is qualified in its entirety by reference to the text of the BD Base Indenture, a copy of which is incorporated by reference to Exhibit 4(a) to the Company’s Current Report on Form 8-K filed on July 31, 1997, and the New BD Notes, forms of each series of which are attached as Exhibits 4.2, 4.3 and 4.4 to this Current Report on Form 8-K.

A portion of the cash component of the consideration in connection with the Merger was funded from a borrowing on December 29, 2017, of $2.25 billion under BD’s previously announced Three-Year Term Loan Agreement, dated May 12, 2017, by and among BD, the banks and issuers of letters of credit party thereto and Citibank, N.A., as administrative agent (the “Term Loan”).

Additional information and details regarding the Term Loan are contained in Item 1.01 of BD’s Current Report on Form 8-K filed on May 16, 2017, and the foregoing description of the Term Loan is qualified in its entirety by reference to the Term Loan, a copy of which was filed as Exhibit 10.1 to BD’s Current Report on Form 8-K filed with the SEC on May 16, 2017, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 29, 2017, BD issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by BD under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing.

Item 9.01. Financial Statements and Exhibits.

(a) The audited consolidated financial statements (and notes thereto) of Bard for the fiscal years ended December 31, 2016, 2015 and 2014 were filed as Exhibit 99.1 to BD’s Current Report on Form 8-K filed with the SEC on May 8, 2017, and are incorporated herein by reference. The unaudited consolidated condensed financial statements (and notes thereto) of Bard for the nine-month period ended September 30, 2017 and 2016 are filed herewith as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information will be filed by amendment to this Current Report no later than 71 days following the date that this Report is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated April 23, 2017, among Becton, Dickinson and Company, C. R. Bard, Inc. and Lambda Corp (incorporated by reference to Exhibit 2.1 to BD’s 8-K on April 24, 2017).

2.2	Amendment No. 1, dated July 28, 2017, to the Agreement and Plan of Merger, dated April 23, 2017, among C. R. Bard, Inc., Becton Dickinson and Company and Lambda Corp (incorporated by reference to Exhibit 2.1 to BD’s 8-K on July 28, 2017).

4.1	Registration Rights Agreement, dated as of December 29, 2017, between Becton, Dickinson and Company and Citigroup Global Markets Inc.

4.2	Form of 4.400% Notes due January 15, 2021.

4.3	Form of 3.000% Notes due May 15, 2026.

4.4	Form of 6.700% Notes due December 1, 2026.

99.1	Press Release, dated December 29, 2017.

99.2	Unaudited consolidated condensed financial statements (and notes thereto) of C. R. Bard, Inc. for the nine-month period ended September 30, 2017 and 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Senior Vice President, Corporate Secretary and Associate General Counsel

Date: December 29, 2017